Exhibit 3.1
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                 MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                          BUREAU OF COMMERCIAL SERVICES
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Data Received                        (FOR BUREAU USE ONLY)
/s/ AUG 05 2005                                  /S/ FILED AUG 05 2005

                                                          Administrator
                                                 BUREAU OF COMMERCIAL SERVICES

                                                 EFFECTIVE DATE:

                This document is effective on the date filed, unless a subsequent effective date within 90 days after received data is dated in the document.

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Name
         CT Corporation Systems         6425442 SO

Address
         1515 Market Street  Ste. 1210

City                       State        Zip Code
         Philadelphia,     PA           19102

Document will be returned to the name and address you enter above.
  If left blank document will be mailed to the registered office.

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            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             For use by Domestic Profit and Nonprofit Corporations
          (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporations is: Ermanco Incorporated


2. The identification number assigned by the Bureau is: 110575


3. Article  1  of the Articles of Incorporation is hereby amended to read as
           ---
   follows:

         The name of the Corporation is E Incorporated.


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



COMPLETE ONLY ONE OF THE FOLLOWING:

4. (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the ________ day of ________________________, ____________, in
accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


         Signed this ____________ day of __________________, _________________.


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            (Signature)                               (Signature)

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        (Type or Print Name)                      (Type or Print Name)

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             (Signature)                               (Signature)

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        (Type or Print Name)                      (Type or Print Name)

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5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on
   the ___________ day of  /s/ August 3,         2005      , by the shareholders
                           ------------    --------------
   if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

     /    /   at a meeting the necessary votes were cast in favor of the amendment.

     /    /   by written consent of the shareholders or members having not less than the minimum number of votes required by statute in
              accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of this Act if a profit
              corporation.  Written notice to shareholders or members who have not consented in writing has been given.  (Note:  Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     / x / by written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

     /   /    by consents given by electronic transmission in accordance with
              Section 407(3) if a profit corporation.

     /    /   by the board of a profit corporation pursuant to section 611(2).

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
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
  Profit Corporations and Professional Service Corporations                           Nonprofit Corporations

 Signed this  /s/ 3rd day of /s/ August, 2005                          Signed this        day of           ,
             ---------       ----------------                                      ------        ----------   -------------


By    /s/ Leon C. Kirschner                                            By
   -----------------------------------------------------                    -----------------------------------------------
      (Signature of an authorized officer or agent)                          (Signature President, Vice-President, Vice
                                                                             Chairperson or Chairperson)

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                (Type or Print Name)                                                   (Type or Print Name)

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